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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) August 10, 2006
                            ---------------------

                                 Citigroup Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

        Delaware                1-9924                  52-1568099
     ---------------         ------------           ------------------
     (State or other         (Commission              (IRS Employer
     jurisdiction of         File Number)           Identification No.)
     incorporation)

                    399 Park Avenue, New York, New York 10043
            -----------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (212) 559-1000
            -----------------------------------------------------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                                 Citigroup Inc.
                           Current Report on Form 8-K

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      Attached hereto as Exhibit 10.1 is an Aircraft Time Sharing Agreement that was entered into between Citiflight, Inc. (a subsidiary of Citigroup Inc.) and Robert Rubin on August 10, 2006 (the "Time Sharing Agreement"). Mr. Rubin is a member of the Board of Directors of Citigroup Inc., is the Chairman of the Executive Committee and is a member of the Office of the Chairman of Citigroup Inc. The Time Sharing Agreement allows Mr. Rubin to reimburse Citigroup for the cost of his personal use of corporate aircraft. Mr. Rubin will pay to Citigroup for each personal flight an amount equal to the maximum amount permitted by the Federal Aviation Administration. The Time Sharing Agreement is for a term of one year and automatically renews each following year unless terminated by either party, or in the event that Mr. Rubin is no longer employed by Citigroup.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit Number
--------------
    10.1        Aircraft Time Sharing Agreement, dated August 10, 2006, between
                Citiflight, Inc. and Robert Rubin.

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 11, 2006             CITIGROUP INC.

                                    By: /s/ Michael S. Helfer
                                        ----------------------------------
                                    Name:  Michael S. Helfer
                                    Title: General Counsel and Corporate
                                           Secretary

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                                  EXHIBIT INDEX

Exhibit Number
-------------
     10.1          Aircraft Time Sharing Agreement, dated August 10, 2006,
                   between Citiflight, Inc. and Robert Rubin.